SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                  March 2, 2005
                                (Date of Report)
                        (Date of earliest event reported)


                             JOHN WILEY & SONS, INC.
             (Exact name of registrant as specified in its charter)


                                    New York
                    (State or jurisdiction of incorporation)




0-11507                                       13-5593032
--------------------------------------        ----------------------------------
Commission File Number                        IRS Employer Identification Number


111 River Street, Hoboken NJ                  07030
--------------------------------------        ----------------------------------
Address of principal executive offices        Zip Code


Registrant's telephone number, including area code:               (201) 748-6000
                                                                  --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     [ ] Written communications pursuant to Rule 425 under the Securities Act(17
         CFR 230.425)
     [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act(17
         CFR 240.14a-12)
     [ ] Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
         Exchange Act(17 CFR 240.13e-4(c))
                                 NOT APPLICABLE



                This is the first page of a three-page document.

Item 5.02      Departure of Directors or Principal Officers
               --------------------------------------------

               On March 2, 2005, John Wiley and Sons, Inc ("the Company") announced that Henry A. McKinnell, a non-executive director, has chosen not to stand for re-election to the Board at the Annual Meeting of Shareholders on September 15, 2005, but will serve out his term until then. Dr. McKinnell, who is Chairman of the Board and Chief Executive Officer of Pfizer, Inc., has served on the Company's Board since 1996 and has been Chairman of the Compensation Committee since September 2000.

               The  Company  is   initiating   a  search  for  Dr.   McKinnell's
               replacement.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           John Wiley & Sons, Inc.




                                           /S/   William J. Pesce
                                           ---------------------------------
                                           William J. Pesce
                                           President and Chief Executive Officer